UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 4, 2025

LAKESIDE HOLDING LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-42140	82-1978491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 Thorndale Avenue, Suite A
Itasca, Illinois 60143

(Address of Principal Executive Offices and Zip Code)

(224) 446-9048

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value US$0.0001 per share	LSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

 Private Placement

On August 4, 2025, Lakeside Holding Limited (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain investors named therein (the “Investors”), for the issuance and sale by the Company of an aggregate of 1,807,229 shares of Common Stock, par value $0.0001 per share (the “Shares”) in an offering (the “Private Placement”).

The Securities Purchase Agreement includes customary representations, warranties and covenants by the parties to the agreements. Pursuant to the Securities Purchase Agreements, the Investors have agreed to purchase the Shares at a purchase price of $0.83 per share. The Company expects to use the net proceeds from the Private Placement for general corporate purposes.

The foregoing description of the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the form of which is filed herewith as Exhibits 10.1 and incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is incorporated by reference herein. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the placement and sale of the Shares was made in reliance on the exemption afforded by Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

None of the securities have been registered under the Securities Act and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

No.	Exhibit
10.1	Form of Securities Purchase Agreement, dated August 4, 2025, between Lakeside Holding Limited and certain Investors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2025

Lakeside Holding Limited

By:	/s/ Long Yi
Long Yi
Chief Financial Officer

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